SCHEDULE 14A

INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.                )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

W. R. BERKLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

W. R. BERKLEY CORPORATION

475 Steamboat Road

Greenwich, Connecticut 06830

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON FRIDAY, JUNE 12, 2020

The following press release relates to the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, dated April 27, 2020 (the “Proxy Statement”), of W. R. Berkley Corporation (the “Company”) distributed or made available to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders scheduled to be held on June 12, 2020.

PLEASE READ THE PRESS RELEASE CAREFULLY IN CONJUNCTION WITH

THE PROXY STATEMENT AND OTHER PROXY MATERIALS.

W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000	NEWS RELEASE

FOR IMMEDIATE RELEASE	CONTACT:	Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. BERKLEY CORPORATION TO HOST VIRTUAL ONLY ANNUAL MEETING OF

STOCKHOLDERS ON JUNE 12, 2020

Greenwich, CT, May 26, 2020 — W. R. Berkley Corporation (NYSE: WRB) today announced that in lieu of its previously announced in-person Annual Meeting of Stockholders it will host a virtual only Annual Meeting of Stockholders at 1:30 p.m. ET on Friday, June 12, 2020. In light of the COVID-19 pandemic and in an effort to protect the health and safety of the Company’s stockholders, employees and communities, the Annual Meeting will be held solely by remote communication in the form of an audio webcast rather than an in-person event.

Stockholders of record at the close of business on April 15, 2020, or their legal proxy holders are invited to participate in the meeting, vote shares and submit questions at www.virtualshareholdermeeting.com/WRB2020. To be admitted, stockholders must enter the 16-digit control number found on the proxy card, voter instruction form or notice that they previously received. Please log on at least ten minutes early to register and download and install any necessary software.

A copy of the 2020 proxy statement and additional information regarding the annual meeting are available on the investor relations section of the Company’s website at www. berkley.com. For questions, please contact InvestorRelations@investors.berkley.com.

Stockholders are encouraged to vote and submit their proxies in advance of the Annual Meeting using one of the methods described in the proxy materials regardless of their plans to attend the virtual-only meeting. Stockholders may continue to use the voting instruction form or proxy card provided, and no additional action is required to be taken by stockholders who have already submitted their proxy.

Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty insurance business: Insurance and Reinsurance & Monoline Excess.

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